Exhibit 10.3
FORM OF POPULAR, INC.
2025 LONG-TERM EQUITY INCENTIVE AWARD

AND AGREEMENT

Recipient:

Javier D. Ferrer
The Talent

and Compensation Committee

of the

Board of Directors

of Popular,

Inc. (the
“Committee”)

awarded

you

on

June

26,

2025

(the

“Grant

Date”)

a

Long-Term

Incentive

Award

(the
“Award”) consisting of Restricted Stock (“Restricted Stock”).

This award agreement (the

“Award Agreement”), dated as of the Grant Date,

sets forth the
terms and conditions of your

Award.

This Award is made under the Popular, Inc. 2020 Omnibus

Incentive
Plan, as amended (the

“Plan”), and, except

as otherwise provided herein,

is subject to the

terms of the Plan.
Capitalized terms used but not otherwise defined in this

Award Agreement have the meanings given in the
Plan.
1.
Award.

The number of

shares of Restricted

Stock and Performance

Shares subject
to this Award is set forth in Annex 1 hereto.

The Award will vest as set forth below.

2.
Vesting;

Payout.
Subject to Section 6 of this Agreement, you will be entitled to the following
:
(a)
Restricted Stock

Vesting.

Except as

otherwise stated in

this Section

2, your

Restricted Stock
shall vest

in four

substantially equal

annual installments

on each

of the

dates specified

in Annex
1 (each of the dates described therein, a “Restricted Stock
Vesting

Date
”).
(b)
Approved Retirement.

Upon an Approved

Retirement after attaining (x)

age 55 with

10 years of
service with

Popular, Inc. or

its subsidiaries

(the “Corporation”)

or (y)

age 60

with 5

years of

service
with the Corporation, your outstanding Restricted

Stock shall fully vest
(c)
Vesting

upon Retirement

on or

after age

50 before

attaining age

55 and

10 years

of service.
The Committee,

at its

discretion, may

accord the

same treatment

accorded in

Section 2(c)

above
if you retire

from your employment

on or after

age 50, and

before attaining age

55 and 10

years
of service, provided the sum of your age and years of service is at least 75.
(d)
Death. Provided that on

the date of your

death you are still

employed by the Corporation and
your rights in respect

of your Award

have not been previously

terminated, any then unvested
outstanding

Award

shall

immediately

vest

and

be

paid

to

the

representative

of

your

estate
promptly after your death.
(e)
Disability.

If you

become subject

to Disability

while you

are still

employed by

the Corporation,
any then unvested outstanding Award shares shall vest and shall be paid to you promptly after you become subject to Disability.

(f)
Change

of

Control.

If

your employment

is terminated

by the

Corporation or

any successor
entity thereto without

Cause, or if

you terminate your employment

for Good Reason,

in each
case upon or within two years

after a Change of Control, prior

to a Vesting Date, and provided
your rights in

respect of the

shares of your

unvested Award have not previously

terminated, the
shares of your unvested Award

shall immediately vest and be delivered to

you promptly after
such termination of employment.
(g)
Termination

without Cause.

If the

Corporation terminates

your employment

without Cause
you will receive payment

of the Award on a prorated basis based on

the number of full

months
in the

vesting schedule

in which

you were

an active

employee (with

a partial

month worked
counted as a full month if you were an active employee for 15 days or more in the month) and
such reduced Award will vest immediately upon your termination of employment.
(h)
Payout.

The transfer restrictions

on the applicable number

of whole shares of

Restricted Stock
shall lapse on each

Vesting

Date or such other

vesting date as determined in

Section 2 and in
the terms

of the

Plan. The

vested shares

will be

delivered to you

as soon

as administratively
practicable, generally within 45 days following each Vesting Date.
3.
Termination of Award

.
(a)
Except

as

provided

herein,

your

rights

in

respect

of

your

outstanding

unvested
Award

shares shall

immediately terminate,

and no

shares shall

be paid

in respect

thereof, if

at any

time
prior to the respective Vesting Date you terminate your employment.

(b)
If

the

Corporation

terminates

your

employment

for

Cause, your Award shares shall be cancelled and the provisions under the Plan will apply.
4.
Non-transferability.

This Award (or any

rights and

obligations hereunder)

may not
be sold,

exchanged, transferred,

assigned, pledged,

hypothecated or

otherwise disposed

of or

hedged, in
any manner (including

through the use

of any cash-settled

instrument), whether

voluntarily or involuntarily
and whether by operation of

law or otherwise, other than

by will or by the laws

of descent and distribution.

5.
Withholding, Consents and Legends.
(a)
You

shall

be

solely

responsible

for

any

applicable

taxes

(including,

without
limitation,

income

and

excise

taxes)

and

penalties,

and

any

interest

that

accrues

thereon,

incurred

in
connection with your Award.

The Corporation will withhold shares of Common Stock

for the payment of
taxes

in

connection

with

the

vesting

of

your

Award

or

upon

the

occurrence

of

any

other

event

that,

in
accordance with applicable law,

will generate a tax liability with regards to

your Award.

The Corporation
will

withhold shares

of

Common

Stock

with

a

value

equal

to

the

amount

of

taxes

that

the

Corporation
determines it is

required to withhold under

applicable laws (with such

withholding obligation determined
based on any

applicable minimum statutory withholding rates).

The Corporation will use

the Fair Market
Value

of the

Common Stock on

the Vesting

Date or such

other date, as

applicable, in order

to determine
the number

of shares

to be

withheld. If

you wish

to remit

cash to

the Corporation

(through payroll

deduction
or

otherwise),

in

each

case

in

an

amount

sufficient

in

the

opinion

of

the

Corporation

to

satisfy

such
withholding

obligation,

you

must

notify

the

Corporation

in

advance

and

do

so

in

compliance

with

all
applicable laws and pursuant

to such rules as

the Corporation may establish from

time to time, including,
but not limited to, the Corporation’s Insider Trading Policy.

(b)
Your right to receive shares pursuant to the Award is conditioned on the receipt to the reasonable satisfaction of

the Committee of

any required consent

that the Committee

may reasonably

determine to be necessary or

advisable.

By accepting delivery of the

shares, you acknowledge that you

are
subject to the Corporation’s Insider Trading Policy.
6.
Restrictive Covenants.

(a)
In consideration of the terms of

the Award,

you agree to the restrictive covenants
and associated remedies as set forth below,

which exist independently of and in addition to any obligation to which you are

subject under the

terms of any other

agreement you may

have with the Corporation

or any
of its subsidiaries (“ Popular ”).
(b)
For a period

of one year immediately

following termination of your

employment
with Popular for

any reason, you

will not do

any of the

following, either directly or

indirectly or through
associates, agents, or employees:

(i)
solicit,

recruit

or

assist

in

the

solicitation

or

recruitment

of

any

employee

or
consultant

of

Popular

(or

who

was

an

employee

or

consultant

of

Popular

within

the

prior

six
months) for the purpose of encouraging that employee or

consultant to leave Popular’s employ or
sever an agreement for services; or

(ii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of

Popular’s

customers
serviced

by

you

or

with

whom

you

had

Material

Contact

and/or

regarding

whom

you

received
Confidential Information

(as defined

in Popular’s

Code of

Ethics) during

the three-year

period prior
to

your

employment

termination

who

were

still

customers

of

Popular

during

the

immediately
preceding 12-month period, for the purpose of

providing products or services in competition with
Popular’s products

or services.

"Material Contact"

means interaction

between you

and the

customer
within the three-year prior

to your last day as

a team member which

takes place to manage,

service
or further the business relationship.

The term “Solicit”, when used in this section, will mean any direct or indirect communication of any kind
regardless of

who initiates

it, that

in any

way invites,

advises, encourages

or requests

any person

to take
any

action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement
media of general distribution (i.e., not targeted to present employees, consultants or customers of Popular)
without specific instruction or direction by you.
If

you

breach

any

of

the

terms

of

this

restrictive

covenant,

all

outstanding

Restricted

Stock

awarded
hereunder, whether vested

or unvested, held by

you shall be immediately

and irrevocably forfeited for no
consideration.

For

any

Restricted

Stock

awarded

hereunder

that

vested

within

one

(1)

year

prior

to

the
termination of your employment with

Popular or at any time

between your termination of

employment and
the date of said breach, you shall be required to repay or otherwise reimburse Popular an amount having a value equal to the aggregate fair market value (determined as of the date of vesting) of such vested shares.
This paragraph

does not

constitute Popular’s

exclusive remedy

for violation

of your

restrictive covenant
obligations, and Popular may seek

any additional legal or equitable remedy, including injunctive relief, for
any such violation.
7.
Section 409A.

Shares awarded

under this

Award

Agreement are

intended to

be
exempt from

Section 409A

of the

U.S. Code,

to the

extent applicable,

and this

Award Agreement is

intended
to, and

shall be

interpreted, administered and

construed consistent

therewith.

The Committee

shall have
full authority to give effect to the intent of this Section 7.
8.
No Rights to Continued Employment.

Nothing in this Award Agreement shall be
construed as

giving you

any right

to continued

employment by

the Corporation

or any

of its

affiliates or

affect any

right that

the Corporation

or any

of its

affiliates may

have to

terminate or

alter the

terms and
conditions of your employment.

9.
Successors

and

Assigns

of

the

Corporation.

The

terms

and

conditions

of

this
Award Agreement shall be binding

upon, and shall

inure to the

benefit of, the

Corporation and its

successor
entities.
10.
Committee Discretion.

Subject to the terms of the

Plan, the Committee shall have
full discretion with respect to any actions to be taken or determinations to be made in connection with this
Award Agreement, and its determinations shall be final, binding and conclusive.
11.
Amendment.

The Committee

reserves the

right at

any time

to amend

the terms
and conditions

set forth

in this

Award

Agreement; provided that,

notwithstanding the foregoing,

no such
amendment

shall

materially

adversely

affect

your

rights

and

obligations

under

this

Award

Agreement
without

your

consent

(or

the

consent

of

your

estate,

if

such

consent

is

obtained

after

your

death),

and
provided, further, that the Committee may not postpone the payout of shares to occur at any time after the
applicable time provided for in this Award Agreement. Any amendment of this

Award Agreement shall be
in

writing signed

by

an

authorized member

of

the

Committee or

a

person

or

persons

designated

by the
Committee.
12.
Adjustment; Other

Plan Provisions.

Subject to

Section 11,

the Committee

shall
adjust equitably the terms of this

Award

in accordance with Section 5.3 of the

Plan, if applicable. Subject
to

the

terms

of

this

Award

Agreement,

the

Restricted

Stock

shall

be

subject

to

the

terms

of

the

Plan,
including,

but

not

limited

to,

the

provisions

of

Section 8.4

related

to

dividends and

voting

rights.

Cash
dividends paid on the Restricted

Stock and on all of the

Common Stock that may be subsequently

acquired
with such

cash dividends,

will be

invested in

the purchase

of additional

shares of

Common Stock

of the
Corporation

in

accordance with

the

Popular,

Inc.

Dividend Reinvestment

and

Stock

Purchase

Plan

(the
“DRIP”); such shares are

not subject to the

restrictions and are immediately

vested. The Restricted Stock
shall be held in custody by the Fiduciary Services Division of Banco Popular de Puerto Rico.
13.
Governing Law.

This award

shall be

governed by

and construed

in

accordance
with the laws of Puerto Rico, without regard to principles of conflicts of laws.
14.
Incentive Recoupment.

This award

shall be

subject to

the terms

of the

Popular, Inc.
Compensation Recoupment Policy in effect as of the Grant Date and as such guideline may be required to be modified in accordance with applicable law or regulation.
15.
Headings.

The

headings

in

this

Award

Agreement

are

for

the

purpose

of
convenience only and are not intended to define or limit the construction of the provisions hereof.

IN WITNESS WHEREOF,

POPULAR, INC. and the

Recipient caused this Award

Agreement to
be duly executed and delivered as of the Grant Date.

POPULAR, INC.

ACCEPTED:

By:

Eduardo J. Negrón

By:

Javier D. Ferrer
Title:

Executive Vice President

Title: President and

Chief Administration Officer

Chief Operating Officer
/s/ Eduardo Negrón

/s/ Javier D. Ferrer
_________________________

___________________________
Signature

Signature

ANNEX 1
POPULAR, INC.
2025 LONG-TERM EQUITY INCENTIVE AWARD
Recipient: Javier D. Ferrer
Restricted Stock
Grant Date: June 26, 2025
Dollar Value

of Restricted Stock Award: $1,022,000
Common Stock Market Price as of closing on Grant Date: $100.12
Total Shares of Restricted Stock Awarded:

9,281
Restricted Stock Vesting Dates:

2,321 Shares
2,321 Shares
2,321 Shares
2,321 Shares
February 23, 2026

February 23, 2027
February 23, 2028
February 23, 2029